UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2026

HARROW, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35814	45-0567010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1A Burton Hills Blvd., Suite 200
Nashville, Tennessee	37215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 733-4730

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
Common Stock, $0.001 par value per share	HROW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Act of 1934: Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

Purchase Agreement

On March 24, 2026, Harrow, Inc. (the “Company”) entered into a purchase agreement, dated March 24, 2026 (the “Purchase Agreement”) with BTIG, LLC, as representative of the several initial purchasers named therein (collectively, the “Initial Purchasers”), in connection with its offer and sale of $50.0 million aggregate principal amount of additional 8.625% Senior Notes due 2030 (the “New Notes”). The terms of the New Notes sold pursuant to the Purchase Agreement are summarized below. The Purchase Agreement contains customary representations, warranties and covenants by the Company, together with customary closing conditions. Under the terms of the Purchase Agreement, the Company agreed to indemnify the Initial Purchasers against certain liabilities.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed hereto, as Exhibit 10.1 and incorporated by reference herein.

Indenture

On March 27, 2026, the Company, the subsidiary guarantors named therein (the “Guarantors”) and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), entered into a First Supplemental Indenture (the “First Supplemental Indenture”) to the Indenture, dated September 12, 2025 (the “Base Indenture” and, together with the First Supplemental Indenture, the “Indenture”) pursuant to which the Company issued the New Notes.

The New Notes will be issued as additional notes under the same indenture governing the $250,000,000 aggregate principal amount of 8.625% Senior Notes due 2030 that were issued by the Company on September 12, 2025 (the “Existing Notes”), will be treated as a single series with the Existing Notes and will have the same terms as the Existing Notes other than with respect to the date of issuance and the issue price.

The foregoing description of the First Supplemental Indenture and the New Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, the form of Global Note attached as Exhibit A thereto, and the First Supplemental Indenture, copies of which are filed hereto as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to the extent applicable.

Item 8.01. Other Events.

On March 27, 2026, the Company completed the sale of the New Notes in a private offering (the “Offering”) to persons reasonably believed to be “qualified institutional buyers” in the United States, as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons outside the United States in offshore transactions pursuant to Regulation S under the Securities Act.

The Company received net proceeds from the Offering, after deducting the Initial Purchasers’ discounts and estimated offering expenses and fees payable by the Company, of approximately $48.7 million. The Company intends to use the net proceeds from the Offering for general corporate purposes, which may include funding initiatives to accelerate growth (e.g., new product launches), funding upcoming product development activities, future strategic business development opportunities, and related investments.

This Current Report on Form 8-K shall not constitute an offer to sell, a solicitation of an offer to buy or an offer to purchase or sell any securities. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any offer or solicitation will be made only by means of a confidential offering memorandum.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act, including statements regarding the use of proceeds of the New Notes. These statements are based on currently available operating, financial, economic and other information, and are subject to a number of significant risks and uncertainties. A variety of factors, many of which are beyond our control, could cause actual future results to differ materially from those projected in the forward-looking statements. Specific factors that might cause such a difference include, but are not limited to: changes in operations, business, financial or other conditions relevant to the planned transactions, and other execution risks related to the completion of the transactions described herein, as well as other risks detailed in our most recent annual report on Form 10-K and other filings with the Securities and Exchange Commission. We believe these forward-looking statements are reasonable; however, you should not place undue reliance on any forward-looking statements, which are based on current expectations. Furthermore, forward-looking statements speak only as of the date they are made. If any of these risks or uncertainties materialize, or if any of our underlying assumptions are incorrect, we may not be able to complete the potential transactions on terms expected or at all, and our actual results may differ significantly from those expected or implied by our forward-looking statements. These and other risks are detailed in our filings with the Securities and Exchange Commission. We do not undertake any obligation to publicly update or revise these forward-looking statements after the date of this Current Report on Form 8-K to reflect future events or circumstances, except as required by applicable law. We qualify any and all of our forward-looking statements by these cautionary factors.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

4.1	Indenture, dated September 12, 2025, by and among the Company, the guarantors named therein and U.S. Bank Trust Company, National Association, as trustee (a)

4.2	Form of 8.625% Senior Note due 2030 (included in Exhibit 4.1)

4.3	First Supplemental Indenture, dated as of March 27, 2026, by and between the Company, the guarantors named therein and U.S. Bank Trust Company, National Association, as trustee

10.1	Purchase Agreement, dated March 24, 2026, by and among the Company, the guarantors named therein and BTIG, LLC, as representative of the several initial purchasers named therein

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(a)	Incorporated by reference to exhibits filed with the Company’s Current Report on Form 8-K filed September 12, 2025 (File No. 001-35814)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARROW, INC.

Dated: March 27, 2026	By:	/s/ Andrew R. Boll
Andrew R. Boll
President and Chief Financial Officer